Exhibit 99.1

Q4 2018 Investor Presentation

1 Disclosures This presentation was prepared exclusively for the benefit and use of Business Development Corporation of America (“BDCA”) investors to whom it is directly addressed and delivered and does not carry any right of publication or disclosure, in whole or in part, to any other party . This presentation is for discussion purposes only . Neither this presentation nor any of its contents may be distributed or used for any other purpose without the prior written consent of BDCA Adviser, LLC (“BDCA Adviser”) and is incomplete without reference to, and should be viewed in conjunction with, the oral briefing provided by BDCA Adviser . BDCA Adviser is an affiliate of Benefit Street Partners L . L . C . (“Benefit Street” or “BSP”) . The sole purpose of this presentation is to provide investors with an update on BDCA . The description of certain aspects of BDCA in this presentation is a condensed summary only . This summary does not purport to be complete, and no obligation to update or otherwise revise such information is being assumed . This summary is not an offer to sell securities and is not soliciting an offer to buy securities in any jurisdiction where the offer or sale is not permitted . This summary is not advice, a recommendation or an offer to enter into any transaction with BDCA or any of their affiliated funds . The following slides contain summaries of certain financial information about BDCA . The information contained in this presentation is summary information that is intended to be considered in the context of our SEC filings and other public announcements that we may make, by press release or otherwise, from time to time . We undertake no duty or obligation to publicly update or revise the information contained in this presentation . In addition, information related to past performance, while helpful as an evaluative tool, is not necessarily indicative of future results, the achievement of which cannot be assured . You should not view the past performance of BDCA, or information about the market, as indicative of BDCA’s future results . The information contained in this presentation will be superseded by, and is qualified in its entirety by reference to, the BDCA’s Annual Report and Form 10 - K, which will contain information about the investment objective, terms and conditions of an investment in BDCA . Investors should consider the investment objectives, risks, and charges and expenses of BDCA carefully before investing . BDCA’s Annual Report and Form 10 - K contain this and other information about the investment company . You may obtain a copy of the most recent Annual Report by calling 844 - 785 - 4393 and/or visiting www . bdcofamerica . com . There is no guarantee that any of the estimates, targets or projections illustrated in this summary will be achieved . Any references in this presentation to any of BDCA’s past or present investments, portfolio characteristics, or performance, have been provided for illustrative purposes only . It should not be assumed that these investments were or will be profitable or that any future investments will be profitable or will equal the performance of these investments . There can be no guarantee that the investment objective of BDCA will be achieved . Any investment entails a risk of loss . An investor could lose all or substantially all of his or her investment . Please refer to BDCA’s Annual Report on Form 10 - K for a more complete list of risk factors . There can be no assurances that future dividends will match or exceed historic ones, or that they will be made at all . It should not be assumed that investments made in the future will be profitable or will equal the performance of investments in this document . Net returns give effect to all fees and expenses . Unless otherwise noted, information included herein is presented as of the date indicated on the cover page and may change at any time without notice . BDCA is subject to certain significant risks relating to its business and investment objective . For more detailed information on risks relating to BDCA, see the latest Form 10 - K and subsequent quarterly reports filed on Form 10 - Q . An affiliate of Benefit Street acquired BDCA Adviser on November 1 , 2016 . The investments, portfolio characteristics and performance shown for periods prior to this date are for investments, portfolio characteristics and performance achieved by BDCA Adviser prior to this acquisition . As a result, there is no guarantee that BDCA Advisor will make similar investments or that BDCA will achieve similar portfolio characteristics or performance as it achieved for periods prior to such date . On February 1 , 2019 , Franklin Templeton completed its acquisition of BSP, including BSP’s 100 % ownership interest in our Adviser (the “FT Transaction”) . All investment professionals currently managing us and our investments, and all members of the BSP’s Investment Committee are expected to maintain their current responsibilities after the FT Transaction . AUM refers to the assets under management for funds and separately managed accounts managed by BDCA Adviser and Benefit Street ( collectively, “BSP”) . For private debt funds and other drawdown funds and separately managed accounts, AUM generally represents the sum of the total investments at fair value plus available capital (undrawn commitments plus distributions subject to recall) . For hedge funds and non - drawdown funds and separately managed accounts, AUM represents the NAV (net asset value) of each fund or separately managed account . For CLOs, AUM represents the total amount of the debt tranches and subordinated notes (equity) at closing . For long - only liquid accounts, AUM represents the gross asset value of the investments managed by Providence . AUM amounts are unaudited . Certain amounts are preliminary and remain subject to change . Benefit Street’s private debt/opportunistic credit strategy refers to certain accounts that invest in an opportunistic private debt strategy and are managed by Benefit Street . BDCA has different investment restrictions, risk tolerances, tax approaches, leverage limitations, regulatory and fund structures than that of the accounts comprising the private debt strategy and was invested under different market conditions than the funds and separately managed accounts comprising the private debt strategy, and as such, the performance and portfolio characteristics of the accounts comprising these strategies should not be considered indicative of BDCA’s prospects . Certain information contained in this presentation (including financial information) has been obtained from published and non - published sources . Such information has not been independently verified by BDCA, Benefit Street or their affiliates, and BDCA, Benefit Street and their affiliates make no representations concerning and do not assume responsibility for the accuracy of such information . Except where otherwise indicated in this presentation, the information provided is based on matters as it exists as of the date of preparation and not as of any future date . Such information will not be updated or otherwise revised to reflect information that subsequently becomes available, or circumstances existing or changes occurring after the date of this presentation . PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS . ANY INVESTMENT INVOLVES SIGNIFICANT RISK, INCLUDING LOSS OF THE ENTIRE INVESTMENT . The information contained herein is not intended to provide, and should not be relied upon for, accounting, legal, ERISA or tax advice or investment recommendations . Investors should also seek advice from their own independent tax, accounting, financial, ERISA, investment and legal advisors to properly assess the merits and risks associated with their investment in light of their own financial condition and other circumstances . Forward Looking Statements and Risk Factors This presentation contains “forward looking statements” that are subject to risks and uncertainties . Actual outcomes and results could differ materially from those suggested by this presentation due to the impact of many factors beyond the control of BDCA, including those listed in the “Risk Factors” section of our filings with the Securities and Exchange Commission (“SEC”) . Any such forward - looking statements are made pursuant to the safe harbor provisions available under applicable securities laws and BDCA assumes no obligation to update or revise any such forward looking statements . BDCA has based these forward - looking statements on its current expectations and projections about future events . BDCA believes that the expectations and assumptions that have been made with respect to these forward - looking statements are reasonable . However, such expectations and assumptions may prove to be incorrect . A number of factors could lead to results that may differ from those expressed or implied by the forward - looking statements . Given this level of uncertainty, investors should not place undue reliance on any forward - looking statements . Important Additional Information and Where to Find It BDCA has filed a preliminary proxy statement on Schedule 14A with the SEC in connection with the solicitation of proxies for its Annual Meeting of Shareholders (the "Preliminary Proxy Statement") and intends to file a definitive proxy statement on Schedule 14A with the SEC (the “Definitive Proxy Statement”). BDCA, its directors and certain of its executive o ffi cers will be participants in the solicitation of proxies from shareholders in respect of the Annual Meeting. Information regarding the names of BDCA’s directors and executive officers and their respective interests in BDCA by security ho ldings or otherwise is set forth in the Preliminary Proxy Statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF BDCA ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FUR NISHED TO THE SEC, INCLUDING, WHEN AVAILABLE, BDCA’S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO AND ACCOMPANYING PROXY CARD, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders may obtain a free copy of the Preliminary Proxy Statement and, when available, the Definitive Proxy Statement and other relevant documents that BDCA files with the SEC from the SEC's website at www.sec.gov or BDCA’s website at www.bdcofamerica.com as soon as reasonably practicable after such materials are electronically filed with, or furnished to, the SEC.

# Today's Speakers

BDCA
Business Development Corporation of America



## Richard J. Byrne

*Chief Executive Officer and President of BDCA*

Richard Byrne is President of Benefit Street Partners and is based in our New York office. Mr. Byrne is also Chief Executive Officer and Chairman of Benefit Street Partners Realty Trust, Inc. Prior to joining BSP in 2013, Mr. Byrne was Chief Executive Officer of Deutsche Bank Securities Inc. He was also the Global Head of Capital Markets at Deutsche Bank as well as a member of the Global Banking Executive Committee and the Global Markets Executive Committee. Before joining Deutsche Bank, Mr. Byrne was Global Co-Head of the Leveraged Finance Group and Global Head of Credit Research at Merrill Lynch. He was also a perennially top-ranked credit analyst. Mr. Byrne earned a Masters of Business Administration from the Kellogg School of Management at Northwestern University and a Bachelor of Arts from Binghamton University.



## Corinne D. Pankovcin

*Chief Financial Officer and Treasurer of BDCA*

Ms. Pankovcin has served as Chief Financial Officer and Treasurer of BDCA since December 2015. Prior to joining BDCA, Ms. Pankovcin was the Chief Financial Officer and Treasurer of BlackRock Capital Investment Corporation (formerly, BlackRock Kelso Capital Corporation) (NASDAQ: BKCC), an externally-managed business development company, and a Managing Director of Finance at BlackRock Investment Management LLC from January 2011 until August 2015. Prior to that, Ms. Pankovcin was a senior member of Finance & Accounting of Alternative Investments and served as Chief Financial Officer for the Emerging Markets products group at PineBridge Investments (formerly AIG Investments). Ms. Pankovcin earned her B.S. in Business Administration, with honors, from Dowling College and her M.B.A from Hofstra University. She is a Certified Public Accountant.

BENEFIT STREET PARTNERS 2

3 Table of Contents Executive Summary Section I Overview of Adviser Section II Overview of BDCA Section III Strategic Initiatives Section IV Siena Lending Group Section V Annual Shareholder Meeting

Executive Summary

Executive Summary:
Key Highlights

BDCA
Business Development Corporation of America

| | |
|---|---|
| **New Investments** | ▪ BDCA made $194.6 million in new investments in Q4 2018.<br>▪ BDCA has invested approximately $2.5 billion since November 2016.<br>▪ Investments originated by BSP represented approximately 83% of BDCA's portfolio. |
| **Net Investment Income** | ▪ Net Investment Income was $25.6 million or $0.14 per share in Q4 2018 which was unchanged vs. $25.8 million or $0.14 per share in Q3. |
| **NAV** | ▪ NAV was $7.82 per share at 12/31/18 vs. $8.20 per share at 9/30/18. |
| **Portfolio** [1,3] | ▪ $2.3 billion total fair value of investments across 204 portfolio companies.<br>▪ Four legacy BDCA investments were on non-accrual, with a cost of $115.6 million or 4.7% of the portfolio and a fair value of $42.4 million or 1.8%. |
| **Recent Transactions** | ▪ Franklin Resources, Inc. closed its purchase of BSP on February 1, 2019.[4]<br>▪ On February 15, 2019, BDCA acquired a controlling interest in Siena Capital Finance LLC. |
| **Investment in BDCA** | ▪ On November 1, Franklin Templeton and BSP made a $90 million investment in BDCA.<br>▪ BSP now owns approximately 6.4% of BDCA stock, and is the largest shareholder of BDCA[2]. |

Source: SEC filings as of 3/28/19
Note: **PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS. ANY INVESTMENT INVOLVES SIGNIFICANT RISK, INCLUDING LOSS OF THE ENTIRE INVESTMENT.**

1 The number of non-accruals is presented at the portfolio company level.
2 Includes investments of affiliates and employees of BSP and Franklin Resources, Inc.
3 Four TCAP investments were on non-accrual, with a cost of $1.8 million or less than 0.1% of the portfolio and a fair value of $1.4 million or less than 0.1%.
4 Simultaneously with the consummation of the acquisition, BDCA and BDCA Adviser entered into a new investment advisory agreement, which had been approved by stockholders at a special meeting held on January 11, 2019.

BENEFIT STREET PARTNERS
5

6 Executive Summary: High Yield and Loan Price Activity in Q4 91 93 95 97 99 101 103 Jan-17 Apr-17 Jul-17 Oct-17 Feb-18 May-18 Aug-18 Nov-18 Mar-19 Barclays US Corporate High Yield Index S&P Leveraged Loan Index Current High Yield Index vs. Loan Index Current Price ($) 97.65 96.68 Source: Barclays, S&P LCD. Data as of March 22, 2019.

7 Executive Summary: Portfolio Activity Source: SEC filings as of 3/28/19 . Note: PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS. ANY INVESTMENT INVOLVES SIGNIFICANT RISK, INCLUDING LOSS OF THE ENTIRE INVESTMENT. Note : Q4 sales exclude impact of non - cash restructurings. 1 Based on fair value and includes annual contractual interest rate and amortization of discounts and fees. ($ in millions, where applicable) Net Investments Total Investments and Portfolio Yield $248 $317 $286 $275 $352 $195 ($225) ($274) ($161) ($373) ($382) ($282) $23 $43 $125 ($98) ($30) ($87) ($500) ($400) ($300) ($200) ($100) $-- $100 $200 $300 $400 Q3 '17 Q4 '17 Q1 '18 Q2 '18 Q3 '18 Q4 '18 Originations Paydowns/Dispositions Net Funding $2,504 $2,627 $2,524 $2,500 $2,335 8.1% 8.4% 8.6% 8.9% 9.2% -- 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% $-- $500 $1,000 $1,500 $2,000 $2,500 $3,000 Q4 '17 Q1 '18 Q2 '18 Q3 '18 Q4 '18 Investments, at Fair Value Weighted Average Yield on Portfolio 1

8 Executive Summary: Portfolio Breakdown Source: SEC filings as of 3/28/19 . Note: PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS. ANY INVESTMENT INVOLVES SIGNIFICANT RISK, INCLUDING LOSS OF THE ENTIRE INVESTMENT. Total Portfolio 81.2% Senior Secured 71.0% 72.4% 70.9% 68.2% 70.0% 9.5% 9.0% 9.9% 10.9% 11.2% 3.8% 4.9% 4.3% 5.4% 4.8% 6.4% 6.2% 6.8% 6.3% 5.4% 9.3% 7.5% 8.1% 9.2% 8.6% -- 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% 90.0% 100.0% Q4 '17 Q1 '18 Q2 '18 Q3 '18 Q4 '18 First Lien Second Lien Subordinated Collateralized Securities Equity / Other

# Executive Summary: Financial Results

BDCA
Business Development Corporation of America

*($ in millions, where applicable)*

| | Q4 '18 | Q3 '18 | Q2 '18 | Q1 '18 |
|---|---|---|---|---|
| Net Asset Value (NAV) [1] | $1,489.0 | $1,460.8 | $1,471.7 | $1,472.6 |
| **NAV, per share** | **$7.82** | **$8.20** | **$8.20** | **$8.26** |
| Net Investment income (NII) | $25.6 | $25.8 | $25.8 | $26.2 |
| **NII, per share** | **$0.14** | **$0.14** | **$0.14** | **$0.15** |
| Dividend | $30.5 | $29.3 | $29.0 | $28.7 |
| **Dividend, per share** | **$0.16** | **$0.16** | **$0.16** | **$0.16** |
| Net Debt | $814.5 | $1,010.8 | $1,024.5 | $1,127.4 |
| **Net Debt/Equity Ratio** [2] | **0.55x** | **0.69x** | **0.69x** | **0.76x** |
| Total Debt | $884.5 | $1,110.5 | $1,049.6 | $1,164.1 |
| **Total Debt/Equity Ratio** [3] | **0.59x** | **0.76x** | **0.71x** | **0.79x** |
| Fair Value of Investments | $2,334.7 | $2,500.0 | $2,523.6 | $2,626.9 |
| Number of Portfolio Companies | 204 | 221 | 169 | 168 |
| Investments Originated by BSP | $2,513.7 | $2,319.1 | $1,966.7 | $1,691.4 |
| *% of Total Portfolio* | *83.3%* | | | |

Source: SEC filings as of 3/28/19.

Notes: **PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS. ANY INVESTMENT INVOLVES SIGNIFICANT RISK, INCLUDING LOSS OF THE ENTIRE INVESTMENT.**

1 Net Asset Value represents Net asset value attributable to Business Development Corporation of America.
2 Net Debt/Equity Ratio is calculated as total debt, less cash, less receivable/payable for unsettled trades over Net Asset Value at the end of the period.
3 Debt/Equity Ratio is calculated as total debt over Net Asset Value at the end of the period.

BENEFIT STREET PARTNERS 9

Overview of Adviser

Overview of Adviser:
BSP Overview

BDCA
Business Development Corporation of America

## BSP is a leading credit-focused alternative asset management firm with $27 billion in AUM [1]

| | |
|---|---|
| **Assets / Committed Capital *Under Management*** | $27 billion [1] |
| **Investment Record** | 10 years [2] |
| **Dedicated Investment Professionals** | ~110 investment professionals |
| **Offices** | New York, Charlotte, Houston, Providence, Raleigh, San Francisco |
| **Investment Strategies** | **Private Debt /Opportunistic Credit**<br>Long-Short Credit<br>Long-Only Credit<br>Commercial Real Estate Debt<br>Special Situations |
| **Affiliate of Franklin Templeton** | Franklin Resources, Inc.(NYSE: BEN) is a leading global asset management firm with $714B in total assets under management [3] |

Notes:
1 AUM refers to the assets under management for all credit funds and separately managed accounts managed by BSP and its affiliates. AUM amounts are as January 31, 2019 and are unaudited.
2 BSP's credit business began in 2008 with the launch of Providence Equity Capital Markets L.L.C. ("PECM"), a former affiliated adviser. BSP launched in 2011.
3 Assets under management as of February 28, 2019.

Benefit Street Partners 11

# Overview of Adviser: BSP Platform

BDCA
Business Development Corporation of America

**BSP senior management team has worked together for 30 years**

**BDCA Officers:**
**Richard Byrne**, *Chief Executive Officer and President*
**Corinne Pankovcin**, *Chief Financial Officer and Treasurer*
**Leeor Avigdor**, *Corporate Secretary*

**BSP Senior Management Team:**
**Thomas Gahan**, *CEO*
**Michael Paasche**, *Senior Managing Director*
**Blair Faulstich**, *Senior Portfolio Manager for Private Debt*

**Additional Investment Team:**
- **~110 investment professionals with extensive credit experience** [1]


Highly Experienced Team
Deep Credit Markets Expertise
Broad Industry Expertise
Robust Infrastructure
Rigorous Risk Management
BENEFIT STREET
PARTNERS

Significant experience in debt financing through multiple business cycles and across the capital structure including: high yield, leveraged loans, private debt, liquid credit, structured credit and real estate

Extensive networks and expertise across numerous sectors;
Direct origination and research capabilities

Established, high-quality institutional infrastructure to support all credit activities

Seek to achieve downside protection through lien protection, capital structure priority, covenants, default penalties, call protection and change of control rights

Notes: Views expressed are those of BSP.
1 As of March 2019.

BENEFIT STREET PARTNERS 12

# Overview of Adviser: BSP Private Debt Overview

BDCA
Business Development Corporation of America

| | |
|---|---|
| 1 **Direct Sourcing Model with Emphasis on Non-Competitive Lending** | • Dedicated **30-person private debt origination team** focused on proprietary deal flow [1]<br>• Access to an additional 79 investment professionals to bolster proprietary sourcing infrastructure [1]<br>• Prioritize **"strategic" non-competitive lending**, which can lead to enhanced returns and terms<br>• Targeting a balanced portfolio of sponsor and non-sponsor investments |
| 2 **Flexible Approach to Providing Capital** | • Flexibility to underwrite credits **across the capital structure**, from first lien term loans to junior debt with a current focus on senior secured investments<br>• BSP views itself as a **"one-stop shop" for borrowers**<br>• Ability to invest opportunistically in investments which are deemed attractive from a risk-reward perspective |
| 3 **Focus on Structuring & Downside Protection** | • Current focus on senior secured investments<br>• **~50%-60% average Loan-to-Value** across private debt portfolios<br>• Hands-on approach to negotiating bespoke covenants |
| 4 **Proven Fund Track Record** | • Strong investment performance at BSP's four flagship private debt funds which has allowed BSP to cultivate institutional investors<br>• Low historical default rate<br>• **Invested $20.3 billion of private debt capital since inception** [2] |

Notes: **PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS. ANY INVESTMENT INVOLVES SIGNIFICANT RISK, INCLUDING LOSS OF THE ENTIRE INVESTMENT.**
Views expressed are those of BSP.

1 BSP investment professionals as of March 14, 2019.

2 As of December 31, 2018. Value is subject to change. Amounts includes capital invested by BDCA prior to an affiliate of Benefit Street Partners acquiring the investment adviser of BDCA. Amounts do include capital invested by a separately managed account in the private debt strategy as of April 6, 2017 (the date Benefit Street Partners began managing such account). Such assets were not included prior to April 6, 2017 as they were held in an account managed by an Affiliate of Benefit Street Partners where capital allocated to such private debt investments were not tracked separately because the account included other assets as part of a different overall strategy.

BENEFIT STREET PARTNERS 13

# Overview of Adviser:
# Franklin Templeton's Global Platform

BDCA
Business Development Corporation of America

FRANKLIN TEMPLETON

## Total Assets Under Management: US$676.2 Billion [1,2]

| | Equity | Fixed Income | Multi-Asset/Balanced | Alternatives [2] |
|---|---|---|---|---|
| **AUM:** | **$ 269.0 Billion** | **$ 261.2 Billion** | **$ 107.8 Billion** | **US$ 42.1 Billion** |
| **CAPABILITIES:** | • Value<br>• Deep Value<br>• Core Value<br>• Blend<br>• GARP<br>• Growth<br>• Convertibles<br>• Sector<br>• Shariah<br>• Smart Beta | • Government<br>• Municipals<br>• Corporate Credit<br>• Bank Loans<br>• Securitized<br>• Multi-Sector<br>• Currencies<br>• Sukuk | • Multi-Asset Income<br>• Diversified Outcome-Oriented<br>• Risk Premia<br>• Smart Beta<br>• Balanced Allocation<br>• Target Date/Risk<br>• Model Portfolios<br>• Inflation Protection<br>• Managed Volatility | • Commodities<br>• Infrastructure<br>• Real Estate<br>• Hedge Funds<br>• Private Equity<br>• Private Debt |
| **INVESTMENT TEAMS:** | • Franklin Equity Group (1947)<br>• Franklin LAM-Developed Markets Equity (1993)<br>• Franklin Mutual Series (1949)<br>• Franklin Templeton Emerging Markets Equity (1987)<br>• Templeton Global Equity Group (1940)<br>• Edinburgh Partners (2003) | • Franklin LAM-Fixed Income (1993)<br>• Franklin Templeton Fixed Income Group (1970)<br>• Templeton Global Macro (1986) | • Franklin Templeton Multi-Asset Solutions (1948)<br>• Franklin Systematic (2012) | • Franklin Real Asset Advisors (1984)<br>• Benefit Street Partners (2008)<br>• Darby Overseas Investments (1994)<br>• K2 Advisors (1994)<br>• Pelagos (2005) |

1 Source: Franklin Templeton Investments (FTI), as of 12/31/18. Based on latest available data. Total combined Assets Under Management (Total AUM) combines U.S. and non-U.S. AUM of the investment management subsidiaries of the parent company, Franklin Resources, Inc. (FRI) [NYSE: BEN], a global investment management organization operating as FTI. Only selected business entities within FTI claim compliance with the GIPS standards as described in the table of contents if applicable. Total and platform AUM includes discretionary and non-discretionary accounts, including pooled investment vehicles, separate accounts and other vehicles. Total and platform AUM may also include advisory accounts with or without trading authority. In addition, assets for which certain FTI advisers provide limited asset allocation advisory services, and assets that are not allocated to FTI products are not included in the AUM figures shown. Franklin Templeton Multi-Asset Solutions may invest in various investment platforms advised by a number of investment advisory entities within FTI. Platform AUM reported for FT Multi-Asset Solutions therefore may include certain AUM separately reported under each utilized investment platform. Total AUM also includes assets managed by certain FTI advisers that do not form part of the selected investment platforms shown. As a result, the combined platform AUMs may not equal Total AUM and may be calculated and reported separately for regulatory or other purposes under each investment adviser. Each local asset manager may be considered as an entity affiliated with or associated to FTI by virtue of being a direct or indirect wholly-owned subsidiary of FRI, an entity or joint venture in which FRI owns a partial interest, which may be a minority interest, or a third party asset management company to which investment advisory services have been delegated by an FTI adviser.

2 Includes $26.3 billion of AUM related to Benefit Street Partners, as of 12/31/18. Transaction was closed on 02/01/19.

BENEFIT STREET PARTNERS 14

15 Overview of Adviser: Benefit Street Partners’ Transaction with Franklin Templeton Key Points Impact of Transaction BDCA Officers No Change Investment Committee No Change Management Agreement & Fees No Change BDCA Strategy No Change

Overview of BDCA

17 Overview of BDCA: Investment Thesis Notes : Views expressed are those of BSP. 1 There is no guarantee these objectives will be met. BDCA Seeks to Provide: Capital Preservation Monthly Cash Distributions 1 2 3 Capital Appreciation ▪ Focused on lending to middle market businesses, primarily in the United States ▪ BDCA seeks to: 1 ― Preserve and protect capital; ― Provide monthly cash distributions; and ― Generate capital appreciation, where possible

18 Overview of BDCA: Portfolio Snapshot 204 Portfolio Companies $ 2.5 Billion in Total Assets 9.2% Weighted Average Current Yield on T otal Portfolio 1 81.2% Senior Secured 86.8% Floating Rate Security Mix Source: SEC filings as of 3/28/2019. Notes : PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS. ANY INVESTMENT INVOLVES SIGNIFICANT RISK, INCLUDING LOSS O F T HE ENTIRE INVESTMENT. Views expressed are those of BSP. Note: Totals may not foot due to rounding . 1 Based on fair value and includes annual contractual interest rate and amortization of discounts and fees; income producing securities excludes equities and non - accrual investments . 70% 11% 9% 5% 5% First Lien Second Lien Equity/Other CLOs Subordinated 12% 9% 9% 6% 6% 4% 4% 4% 4% 4% 3% 3% 3% 3% 2% 24% 12% 9% 9% 6% 6% 4% 4% 4% 4% 4% 3% 3% 3% 3% 2% 24% Health Care Diversified Investment Vehicles Business Services Aerospace & Defense Hotels, Restaurants & Leisure Media Diversified Telecom. Services Energy Equipment & Services Chemicals Technology Real Estate Mgmt. & Development Health Care Providers & Services Metals & Mining Commercial Services & Supplies Food Products Other Industry Diversification 10.0% Weighted Average Current Yield on Income Producing Securities 1

19 Overview of BDCA: Credit Quality ($ in millions, where applicable) Source: SEC filings as of 3/28/2019. Note: PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS. ANY INVESTMENT INVOLVES SIGNIFICANT RISK, INCLUDING LOSS O F T HE ENTIRE INVESTMENT. Note: Q3 and Q4’18 metrics include investments from TCAP. Note: Totals may not foot due to rounding. 1 The number of non - accruals is presented at the portfolio company level. ▪ Four legacy BDCA investments were on non - accrual, with a cost of $115.6 million or 4.7% of the portfolio and a fair value of $42.4 million or 1.8%. 1 ▪ Four TCAP investments were on non - accrual, with a cost of $1.8 million or less than 0.1 % of the portfolio and a fair value of $1.4 million or less than 0.1%. 1 ▪ The below charts present non - accruals on an aggregate basis. Amortized Cost Fair Market Value $97.6 $116.2 $113.3 $118.4 $117.4 3.8% 4.3% 4.4% 4.6% 4.7% -- 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% $-- $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 Q4 '17 Q1 '18 Q2 '18 Q3 '18 Q4 '18 $21.0 $41.4 $39.2 $45.5 $43.8 0.8% 1.6% 1.6% 1.8% 1.8% -- 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% $-- $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 Q4 '17 Q1 '18 Q2 '18 Q3 '18 Q4 '18

20 Overview of BDCA: Sources of Funding Source: SEC filings as of 3/28/2019. Note: Amounts outstanding are gross of deferred financing costs . ($ in millions, where applicable) Recent Developments  Wells Facility  On December 21, 2018 BDCA amended the Wells Facility to increase the Maximum Facility amount to $545mm vs. $ 500mm at the end of Q3 .  On March 15, 2019 BDCA amended the Wells Facility to increase the Maximum Facility amount to $600mm vs. $ 545mm at the end of Q4. Outstanding Debt as of December 31, 2018 Citibank $400mm capacity $293.5 mm outstanding LIBOR + 1.60% May 2020 Maturity Wells Fargo $545mm capacity $294.7 mm outstanding LIBOR + 1.65% to 2.50% May 2023 Maturity Unsecured Bonds $150mm Notes $150.0mm outstanding 4.75% fixed December 2022 Maturity Unsecured Bonds $100mm Notes $100.0mm outstanding 6.00% fixed September 2020 Maturity Unsecured Bonds $60mm Notes $60.0mm outstanding 5.375% fixed May 2023 Maturity

21 Overview of BDCA: Board and Management Team Note : As of 3/28/2019. Richard J. Byrne Chief Executive Officer and President Richard J. Byrne Chairman Ronald J. Kramer Independent Director Leslie D. Michelson Independent Director Corinne D. Pankovcin Chief Financial Officer and Treasurer Edward G. Rendell Independent Director Guy F. Talarico Chief Compliance Officer Leeor P. Avigdor Corporate Secretary Tom Gahan Chief Executive Officer, Benefit Street Partners Michael Paasche Senior Managing Director, Benefit Street Partners Blair Faulstich Managing Director, Senior PM for Private Debt Dennis M. Schaney Independent Director Lee S. Hillman Independent Director Represents Independent Director BDCA Board of Directors BDCA Officers Investment Committee

Strategic Initiatives

23 Strategic Initiatives: Key Strategic Priorities Note : Views expressed are those of BSP. PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS ANY INVESTMENT INVOLVES SIGNIFICANT RISK, INCLUDING LOSS OF THE ENTIRE INVESTMENT. There is no guarantee the investment strategy or initiatives above will be met . Establish BDCA as a Best - In - Class business d evelopment company. Position BDCA for a liquidity event . Leverage Franklin Templeton and BSP origination platform Optimize balance sheet Prudently invest capital Focus on governance Align dividend with earnings Conform with public company peers Stabilize net asset value Transparent investor relations Improve quality of earnings Robust regulatory compliance 1 2

Siena Lending Group

25 Siena Lending Group: Company Overview Note: The acquisition of Siena was subsequent to the quarter ended December 31, 2018. ▪ Siena is a leader in the asset - based lending (“ABL”) business, and offers asset based loans to middle market businesses across the United States ▪ Founded in 2012 by an ABL team consisting of professionals from Burdale Capital Finance, a wholly owned ABL subsidiary of Bank of Ireland ▪ 27 employees, headquartered in Stamford, CT, with locations in New York, Los Angeles, and Chicago ▪ Siena will operate independently as a portfolio company of BDCA UNDERWRITING $1+ billion in credit facilities FINACING 100+ businesses Lending Criteria TRANSACTION SIZE $3 - $30 million ANNUAL REVENUE $10 - $250 million OWNERSHIP ▪ Public, Private, or Nonprofit ▪ Sponsor or Non - Sponsor GEOGRAPHY U.S. & Canada On February 15, 2019, BDCA acquired a controlling interest in Siena Capital Finance LLC

26 Siena Lending Group: Siena’s History Note: The acquisition of Siena was subsequent to the quarter ended December 31, 2018. 2006 2012 2015 2019 Burdale Capital Finance, Inc. founded as the U.S. Subsidiary of the Bank of Ireland Burdale U.S. portfolio sold to Wells Fargo as part of the mandatory deleveraging of Irish banks by the IMF Between 2006 and 2012, the Burdale team underwrote over $2.5 billion of credit facilities (between $10 and $75 million) with negligible loan loss The former executive team of Burdale is re - launched as Siena Lending Group LLC Since 2012, Siena has approved 61 transactions with over $425 million in credit facilities (between $1 and $25 million) with no loan loss to date. Siena was acquired by Business Development Corporation of America (“BDCA”), an affiliate of Benefit Street Partners L.L.C.

Annual Shareholder Meeting

28 Annual Shareholder Meeting: Proxy Overview ▪ BDCA’s Board of Directors has fixed the close of business on March 20, 2019 as the record date for shareholders entitled to vote at the Annual Meeting. ▪ BDCA filed a Preliminary Proxy Statement on March 28, 2019 and intends to file a Definitive Proxy Statement. The Definitive Proxy Statement, the proxy card, Notice of Annual Meeting and our 2018 Annual Report will be mailed to all shareholders and made available on the Internet when available. ▪ The Annual Meeting will be held on May 30, 2019, commencing at 11:00 AM (EST) at the offices of Dechert LLP located at 1095 Avenue of the Americas, New York, New York 10036. ▪ The Definitive Proxy Statement and the Notice of Annual Meeting, when available, and our 2018 Annual Report will be available at: www.proxyvote.com/BDCA.

29 Annual Shareholder Meeting: Proxy Overview Annual Meeting of Stockholders 2 1 Elect two (2) directors for three - year terms expiring in 2022 and until their successors are duly elected and qualified. Authorize BDCA to sell or otherwise issue up to 25% of the Company’s outstanding common stock at a price below the Company’s then - current net asset value (“NAV”) per share.

30 Annual Shareholder Meeting: Proposal 1: Elect Two Directors Note: Views expressed are those of BSP. ▪ We believe the experience and backgrounds of all our directors make them well qualified to serve as members of our Board of Directors. ▪ The Board of Directors is responsible for monitoring and supervising the performance of our day - to - day operations. ▪ The Board of Directors has proposed the following nominees for election as directors, each to serve for a term ending at the 2022 annual meeting of stockholders and until his or her successor is duly elected and qualifies. – Edward G. Rendell – Dennis M. Schaney Independent Director; Compensation Committee Chair Independent Director

31 Annual Shareholder Meeting: Proposal 2: Authorize Issuance of Shares Below NAV Note: Views expressed are those of BSP. Description of Proposal ▪ We are requesting authorization to issue our shares at a price below BDCA’s then current NAV per share, subject to certain conditions:  The number of shares issued cannot exceed 25% of BDCA’s then outstanding shares immediately prior to each such sale.  A majority of our independent directors would be required to make a determination as to whether each such sale would be in the best interests of BDCA.  The authorization would be effective for a one - year period or approximately May 2020. Rationale ▪ BDCA has no immediate plans to sell any shares of its common stock at a price below NAV.  BDCA has sought and received this approval in each of the prior two years, and has chosen not to sell any shares of its common stock at a price below NAV. ▪ We believe this proposal will provide flexibility to raise capital from institutional investors thus enhancing BDCA’s prospects for a future favorable liquidity event. ▪ Consistent access to capital is important. ▪ This provision is commonly approved by shareholders of other BDCs.

32 Annual Shareholder Meeting: Proposal 2: Authorize Issuance of Shares Below NAV Note: Views expressed are those of BSP. ▪ Both Listed and Non - Traded BDCs have included proposals to issue shares below NAV in their proxies including : – Apollo Investment – Ares Capital – Blackrock Capital – Capitala Finance – CM Finance – Corporate Capital Trust (KKR) – Fidus Investment – FS Investment (Blackstone / GSO) – Full Circle Capital – Gladstone Capital – Gladstone Investment – Horizon Technology Finance – KCAP Financial – Medley Capital – Monroe Capital – PennantPark Floating Rate Capital – PennantPark Investment – Prospect Capital – Saratoga Investment – Solar Capital – Solar Senior Capital – Stellus Capital – TCP Capital – THL Credit – TICC Capital – Triangle Capital – Whitehorse Finance

33 Annual Shareholder Meeting: Board of Directors Recommendation The Board of Directors unanimously recommends a vote “FOR” the Proposals Proposal 1: Elect Two Directors ▪ The Board of Directors recommends that the stockholders vote “FOR” the election of Messrs. Rendell and Schaney as members of the Board of Directors to serve until the 2022 Annual Meeting and until their successors are duly elected and qualified. Proposal 2: Authorize Issuance of Shares Below NAV ▪ The Board of Directors recommends a vote “FOR” the proposal to authorize the Company, pursuant to approval of the Board of Directors of the Company, to sell or otherwise issue shares of its common stock during the next year at a price below the Company’s then - current net asset value per share, subject to certain conditions as set forth in the Definitive Proxy Statement (including that the cumulative number of shares sold pursuant to such authority does not exceed 25% of its then outstanding common stock immediately prior to each such sale ).

34 Annual Shareholder Meeting: Voting Information VOTING OPTIONS MAIL: By mail by completing, signing, dating and returning their proxy card in the pre - paid envelope sent with the Definitive Proxy Statement PHONE : By calling (800) 690 - 6903 with your control number available INTERNET : By visiting www.proxyvote.com/BDCA . Enter your control number and follow the prompts If you have questions about the proposals or would like additional copies of the proxy statement , please contact our proxy solicitor, Broadridge Investor Communication Solutions , Inc. at (855) 486 - 7909 .

35 Risk Factors Note : Please note that the above factors should not be relied upon as a comprehensive and complete list of all risk factors . Certain schedules may not foot due to rounding. The following is a summary of risk factors for Business Development Corporation of America. ▪ You should not expect to be able to sell your shares regardless of how we perform. ▪ If you are able to sell your shares, you will likely receive less than your purchase price. ▪ Our adviser and its affiliates, including our officers and some of our directors, will face conflicts of interest caused by compensation arrangements with us and our affiliates, which could result in actions that are not in the best interests of our stockholders. ▪ We do not intend to list our shares on any securities exchange during or for what may be a significant time after the offering period, and we do not expect a secondary market in the shares to develop. ▪ We may borrow funds to make investments. As a result, we would be exposed to the risks of borrowing, also known as leverage, which may be considered a speculative investment technique. Leverage increases the volatility of investments by magnifying the potential for gain and loss on amounts invested, thereby increasing the risks associated with investing in our securities . Moreover, any assets we may acquire with leverage will be subject to management fees payable to our Adviser; thus our Adviser may have an incentive to increase portfolio leverage in order to earn higher management fees. ▪ Because you will be unable to sell your shares, you will be unable to reduce your exposure in any market downturn. ▪ Our distributions may be funded from any sources of funds available to us, including offering proceeds and borrowings as well as expense support payments from our Adviser that are subject to reimbursement to it, which may constitute a return of capital and reduce the amount of capital available to us for investment. We have not established limits on the amount of funds we may use from available sources to make distributions. The Adviser has no obligation to make expense support payments in the futu re. Any capital returned to stockholders through distributions will be distributed after payment of fees and expenses. Our Advise r may also waive reimbursements by us for certain expenses paid by it to fund our distributions. The waived reimbursements may be subject to repayment in the future, reducing future distributions to which our stockholders may be entitled. ▪ For more detailed information on risks relating to BDCA, see the latest Form 10 - K and quarterly reports filed on Form 10 - Q .

36 www.bdcofamerica.com ▪ For account information, including balances and the status of submitted paperwork, please call Investor Relations at (844) 785 - 4393 ▪ Financial Advisors may view client accounts, statements and tax forms at www.dstvision.com ▪ Shareholders may access their accounts at www.bdcofamerica.com